Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Tax Credit Properties III L.P. (the “Registrant”) on Form 10-Q for the period ended June 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neal Ludeke, Chief Financial Officer of Richman Housing Credits Inc., general partner of Richman Tax Credit Properties III L.P., general partner of the Registrant, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Neal Ludeke
Neal Ludeke
Chief Financial Officer of Richman
Housing Credits Inc., general partner
of Richman Tax Credit Properties III
L.P., General Partner of the Registrant
August 15, 2005

20